EAS FUNDS

PROSPECTUS

SEPTEMBER 1, 2010

EAS Genesis Fund

CLASS A SHARES (EASAX)
CLASS C SHARES (EASYX)
CLASS I SHARES (EASIX)

EAS Global Cycle Fund

CLASS A SHARES (EGCAX)
CLASS C SHARES (EGCEX)
CLASS I SHARES (EGCSX)

1-877-EAS-0757
(1-877-327-0757)
www.EASfunds.com

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: EAS Genesis Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
FUND SUMMARY: EAS Global Cycle Fund
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objectives
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Managers
Prior Performance Information
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Share Classes
Class A Shares
Class C Shares
Class I shares
Factors to Consider When Choosing a Share Class
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy and Practices

FUND SUMMARY – EAS Genesis Fund

Investment Objective: The Fund’s investment objective is preservation and growth of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 22 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee on Shares Held Less Than 30 Days (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses (1)	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses	2.67%	3.42%	2.42%

1.

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$805	$1,334	$1,887	$3,388
Class C	$345	$1,051	$1,779	$3,703
Class I	$245	$755	$1,291	$2,756

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies:  The Adviser’s investment philosophy centers on the preservation and growth of capital through both good and bad markets.  The Adviser believes that for most shareholders, investment success is about protecting capital and growing it over time, not about beating a market index.  As such, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among low correlation, absolute return-driven strategies.

"Low correlation" refers to the extent to which the performance of an investment moves in synch with the broader equity and bond markets.  The goal of the Adviser in managing the Fund's assets is to construct a portfolio of assets that exhibit low correlation with the stock market.  A correlation measure of 1 demonstrates perfect positive correlation; a correlation measure of 0 demonstrates no correlation and a correlation measure of -1 demonstrates a perfect negative correlation.

Many mutual funds are managed according to a "relative return" approach (i.e., – they aim to perform better than their mutual fund category, their mutual fund peers or the general market as a whole).  By contrast, "absolute return" refers to the strategy of seeking positive investment performance regardless of overall or broader market performance.  Absolute return differs from relative return because it is concerned with the return of a particular investment and does not compare it to any other measure or benchmark.

The Fund may use inverse (short) exchange traded funds (“ETFs”) to hedge the Fund and control its net long equity exposure.  In addition to using short ETFs as a hedge, in many situations the strategy is to also profit from their use.  If the Adviser believes that a certain sector, region or index will decrease in value over some period of time, the Fund may buy an inverse ETF on that sector, region or index that will appreciate in value if that market sector, region or index decreases.

The Fund’s investments will be allocated among the Adviser’s three distinct investment sub-strategies:  Hybrid, Concentrated Equity and Global Cycle.  Each strategy invests primarily in mutual funds and ETFs (“Underlying Funds”) across different investment styles and sectors.  An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser will adjust the asset allocation among each strategy based on its assessment of market conditions and investment opportunities.  There may be times when the allocation among the three strategies is fairly balanced, and others when one strategy is over/under weighted relative to the others.

Each of the Fund’s three investment sub-strategies is managed according to different time horizons and risk/return profiles.  The underlying types of mutual funds and ETFs used in each strategy differ.  As such, they range in their investment style from conservative (Hybrid), moderate (Concentrated Equity) and aggressive (Global Cycle).  In difficult economic times or in a cyclical bear market environment, the Adviser would expect to allocate a heavier weighting to the Hybrid strategy.  This is the type of investment climate where the use of short positions and hedging techniques serve an even greater purpose and allow for greater flexibility to preserve and grow capital.  This also holds true in times of high market volatility.

In periods where some of the market uncertainty has cleared and economic conditions begin to show fundamental signs of recovery in the U.S. (i.e., – a greater outlook for stocks), the Adviser would expect to allocate more heavily to the Concentrated Equity strategy.

In a period of anticipated strong and sustained global economic growth, where opportunities may abound in many sectors, the Adviser may increase the Fund's weighting to the Global Cycle strategy.  This particular strategy pursues investment themes that, in the opinion of the Adviser, will appreciate over a long period of time, and while the Fund's holdings may be adjusted over time, they typically represent core holdings over the long-term.

A general overview of the Fund’s investment sub-strategies is illustrated below:

The Hybrid Strategy is designed to exhibit low volatility and low correlation to the broad markets and to provide an effective absolute return alternative to fixed-income strategies. "Broad Markets" refer generally to the commonly recognized securities exchanges and the indices that track the performance of those exchanges.  Indices commonly used to track these markets include the Standard & Poor’s 500 Index and the Barclays Aggregate Bond Index.  The Hybrid strategy invests primarily in 10 to 20 other investment companies, including hedged mutual funds and ETFs (including short ETFs). "Hedged mutual funds" are those mutual funds that may use a limited amount of leverage, sell securities short, use derivatives and hold cash positions as they deem appropriate to adjust to market cycles.  Given the broader investment flexibility, hedged mutual funds can adjust their net long or short equity exposure much more liberally.

Hedged mutual funds may pursue a variety of specific investment styles or “hedge fund-like strategies” including: Equity Market Neutral; Long/Short Equity; Bond Hedge; Distressed Debt; Convertible Arbitrage; REITs; Merger Arbitrage; Asset Allocation (aka Global Macro) and Commodities strategies. Sample investment styles of the investment companies in which the Hybrid strategy invests, which are discussed in further detail in the section titled “Additional Information About the Hybrid Strategy” below include Asset Allocation; Bond Hedge; Commodities; Convertibles; Dedicated Short; Distressed Debt; Event Arbitrage; High Yield Bonds; Long/Short Equity and Hedged Equity; Market Neutral; and REITs.

The Concentrated Equity Strategy invests in equity mutual funds with a limited number of holdings (typically 30 or fewer) and attempts to lower portfolio volatility by diversifying among a group of managers.  Each manager the Fund utilizes in the Concentrated Equity strategy tends to favor a distinct investment discipline.  In other words, these managers specialize and invest in a particular area of the equity market.  For example, one manager may focus on domestic large cap stocks while another manager may focus on domestic small cap stocks, and yet another manager may focus on international mid-cap stocks.  The desired result is a well-diversified pool of managers who carry little (if any) overlap among the underlying investments that they hold in their respective funds.  Because of their distinct styles, that level of diversification generally serves to lower the volatility in the Fund.

The Concentrated Equity strategy invests primarily in 5 to 10 other investment companies.  Sample investment styles of the investment companies in which the Concentrated Equity strategy invests include contrarian value, high return-on-investment (“ROI”) growth, sector rotation, and multi-cap investing.  The Concentrated Equity strategy may also buy short-index securities as a hedge during periods of high market risk, as perceived by the Adviser.  “High market risk” is defined as periods of high market volatility accompanied by generally falling securities prices.  These periods tend to occur during difficult geopolitical and economic times that pose significant challenges in the investment climate.

The Global Cycle Strategy seeks to capitalize on long-term global themes identified by the Adviser’s research team.  These themes are potentially available in every part of the investable world.  The purpose of the Global Cycle Strategy is to identify investment opportunities which, in the opinion of the Adviser's research team, are in the midst of a long, positive business cycle. Some of these themes will take place, in the opinion of the Adviser, over many years, even decades. Others may start and finish in periods as short as three years. This strategy often involves investing in areas of the markets that exhibit high short-term volatility in their returns.

While the themes are expected to occur over many years, the Adviser does recognize that, given their potential volatility, it may be helpful to increase or decrease the Fund’s position in a particular theme over time, based on market conditions. The Adviser also allows for the inclusion of securities whose expected performance will run counter to a particular segment of the market (e.g. securities that short small cap stocks, international stocks, etc.). By doing this, the Adviser attempts to reduce the volatility of the overall portfolio during certain periods of time.

The Global Cycle strategy invests primarily in 10 to 15 other investment companies.  Sample investment styles in which the Global Cycle strategy invests include India equity, China equity, alternative energy and global infrastructure.  The Global Cycle strategy may also buy short-index securities as a hedge during periods of high market risk, as perceived by the Adviser.

By combining the three distinct sub-strategies in the Fund, including the tactical use of both long and short ETFs, the Adviser pursues a flexible, adaptive and opportunistic asset allocation program designed with meaningful diversification.  The Fund aims to isolate and extract the key benefits that may be found, but not necessarily exclusively, in hedge fund investing (absolute return, low market correlation, low volatility, hedging capability, etc.) by selectively using mutual funds, including ETFs, and incorporating them into a mutual fund investment vehicle.  This structure serves to eliminate the common challenges associated with hedge fund investing, such as lock-up periods, illiquidity, lack of transparency, high costs, high initial investment requirements, excessive leverage, limited regulation, incentive fees and relative tax inefficiency. The uniqueness of the Adviser's investment approach is to produce the benefits that investors may often associate with hedge funds but to do so without actually using hedge funds.

Investment Process: For each sub-strategy, the Adviser utilizes top-down and bottom-up fundamental, quantitative and technical analyses.  These analytical components are summarized as follows:

•

Top-Down:  Assess the global investment climate and determination of the allocation to each strategy.

•

Bottom-Up:  Perform ongoing due diligence on the universe of managers/ETFs and selection of funds that are attractive investments within that strategy.

•

Quantitative:  Evaluate relevant fund factors such as dividend rate, turnover, expense ratio and imbedded unrealized capital gains.

•

Technical:  Once the other screening methods have been completed, charting analysis is conducted to determine the best entry and exit points for a fund, as well as to analyze general market conditions.

The Adviser’s multi-dimensional investment process is illustrated as follows:

By employing a complete top-down and bottom-up fundamental evaluation followed by careful quantitative and technical analyses, the Adviser applies an integrated, multi-dimensional approach in the investment process for the Fund.  This covers all stages of portfolio construction, including forming strategic allocation, identifying new potential investments within the allocation parameters and determining whether such investments meet the Adviser’s detailed analysis process described above for the Fund.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will.

The following risks may apply to the Fund's direct investment in securities as well the Fund's indirect risks through investing in Underlying Funds.

•

Credit Risk:  Issuers of fixed-income securities may default on interest and principal payments due to Underlying Funds. Generally, securities with lower debt ratings have speculative characteristics and carry greater risk that the issuer may default on its obligation.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

•

Distressed Securities Risk:  Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants when dealing with distressed companies.  Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized, and the legal and other monitoring costs that are involved in protecting the value of the Fund's claims.

•

Emerging Markets Risk:  Countries with emerging markets have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF Risks:  ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund that invests in ETFs will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.

•

Foreign Risk:  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.

•

Interest Rate Risk:  In general, the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes.

•

Lower-Rated Securities:  The Fund invests in securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds that generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

•

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment model.  The Adviser’s assessment of the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

•

Market Risk:  The net asset value (“NAV”) of the Fund will fluctuate based on changes in the value of the securities in which that Fund invests.  The price of equity and fixed income securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

•

Portfolio Turnover Risk:  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs, and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

•

Smaller Capitalization Securities Risk:  Investments in smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

Performance Information:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s Class A, Class C and Class I shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-EAS-0757.

Performance Bar Chart For Class I Shares

Calendar Year Ended December 31, 2009

Best Quarter:	6/30/09	5.72%
Worst Quarter:	03/31/09	(1.16)%

The total return for Class I shares from January 1, 2010 to June 30, 2010 was (4.02)%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2009)

	One Year	Since Inception of the Fund (8-14-08)
Class I Return before taxes	11.89%	(1.78)%
Class I Return after taxes on distributions	11.89%	(1.92)%
Class I Return after taxes on distributions and sale of Fund shares	7.73%	(1.59)%
Class A Return before taxes	5.57%	(1.94)%
Class C Return before taxes	10.97%	(2.46)%
S&P 500® Index	26.46%	(7.87)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).  Class A returns before taxes include maximum possible sale load.  After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. The Fund’s Global Cycle Strategy is comprised of foreign securities, which are not included in the S&P 500 ® Index.  Index returns assume reinvestment of dividends and interest. Unlike the Fund’s returns, however, index returns do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Emerald Asset Advisors, LLC is the Fund’s investment Adviser.

Portfolio Managers:  Each of the following persons has served the Fund as a Portfolio Manager since it commenced operations in 2008, except for Mr. Silva who joined the Fund in 2010;

Robert A. Isbitts, Chief Investment Officer

Allan M. Budelman, Managing Partner and Portfolio Manager

Matthew J. MacEachern, Portfolio Manager

Keith D. Stoloff, Research Analyst

Michael N. Kahn, Technical Analyst

G. Todd Silva, Investment Consultant

Purchase and Sale of Fund Shares:  The minimum initial investment in the Class A and Class C Shares is $2,500 for regular accounts and the minimum subsequent investment is $500. The minimum initial investment for all Class I account types is $500,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Redemption requests may be made in writing, by telephone, website, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY – EAS Global Cycle Fund

Investment Objective:   The Fund's investment objective is long-term growth of capital.

Fees and Expenses of the Fund:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 22 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses (1) (2)	1.05%	1.05%	1.05%
Total Annual Fund Operating Expenses	2.70%	3.45%	2.45%

(1)

Other Expenses are based on estimated amounts for the fiscal year ending April 30, 2011.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Class A	$808	$1,342
Class C	$348	$1,059
Class I	$248	$764

Portfolio Turnover :  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund's investment Adviser, Emerald Asset Advisors, LLC, seeks to achieve the Fund's investment objective by investing primarily in open-end investment companies (mutual funds) and exchange-traded funds ("ETFs") that each invest primarily in common stocks.  Collectively, mutual funds and ETFs are referred to as "Underlying Funds."  Underlying Funds may employ leverage and/or an inverse structure.  Inverse securities are designed to produce returns opposite to the securities index to which they are linked.  The Fund will invest without restriction as to capitalization, sector, country or currency.  Under normal market conditions, the Fund invests at least 40% of its assets in non-U.S. companies in at least three foreign countries, primarily through Underlying Funds.  The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S.

The Adviser employs a proprietary "Global Cycle Strategy" that is theme-driven, equity-focused and takes a long-term view of the global economy and financial markets.  The purpose of the Global Cycle Strategy is to identify investment themes that, in the opinion of the Adviser's research team, are in the midst of a long, positive business cycle.  These themes are potentially available in every part of the investable world. Some of these investment themes are secular, meaning they may develop over many years or even decades, in the opinion of the Adviser.  Other investment themes may start and finish in periods as short as three years.  Sample investment themes in which the Global Cycle strategy invests include India equity, China equity, alternative energy and global infrastructure.

The Global Cycle Strategy invests primarily in 5 to 25 Underlying Funds which each represent a distinct theme.  This strategy often involves investing in areas of the markets that exhibit high short-term volatility in their returns.  In view of this, and given the Adviser's general hedged approach to investing, the Global Cycle strategy may also buy inverse securities as a hedge during periods of high market risk, as perceived by the Adviser. For hedging purposes, inverse securities may represent up to 35% of the Fund's assets.  In total, for hedging purposes, short equity positions plus inverse securities may represent up to 50% of the Fund's assets.

I nvestment Process: The analytical components of the Adviser's investment process for executing the Global Cycle Strategy include top-down and bottom-up fundamental, quantitative and technical analysis.  These analytical components are summarized as follows:

•

Top-Down :  Assess the global investment climate for the identification and selection of attractive themes that are in the midst of a long, positive business cycle.

•

Bottom-Up :  Perform ongoing due diligence on the universe of Underlying Funds that embody the specific investment themes chosen.

•

Quantitative :  Evaluate all relevant specific Underlying Fund factors such as historical volatility analysis, turnover, expense ratio and imbedded unrealized capital gains.

•

Technical :  Once the other screening methods have been completed, the Adviser conducts charting analysis to analyze specific market conditions and determine the best entry and exit points for an Underlying Fund.

The Adviser's multi-dimensional investment process is illustrated as follows:

By employing a complete top-down and bottom-up fundamental evaluation followed by careful quantitative and technical analysis, the Adviser applies an integrated, multi-dimensional approach in the investment process for the Fund.  This covers all stages of portfolio construction, including forming the thematic and strategic allocation, identifying new potential investments within the allocation parameters and determining whether such investments meet the Adviser's detailed analytical process described above.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear indirectly through investments in Underlying Funds as well as directly through investments in other securities.

•

Foreign Investment Risk:  Foreign investing, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

Limited History of Operations:  The Fund is a new mutual fund and has a limited history of operation.

•

Management Risk:   The Adviser's dependence on its Global Cycle Strategy and judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall securities market risks will affect the value of individual instruments in which the Fund invests.  Factors such as global economic growth and market conditions, interest rate levels, and political events affect the US and international securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Small and Medium Capitalization Stock Risk:  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Underlying Funds Risk:  Mutual funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in mutual funds and ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.  Underlying Funds are subject to specific risks, depending on the nature of the fund.

•

Inverse Correlation Risk:  ETFs that are inverse funds typically lose value as the index or security tracked by such fund's benchmark increases in value; a result that is the opposite from traditional mutual funds.  Successful use of inverse funds requires that the Adviser correctly predict short term market movements.  If the Fund invests in an inverse fund and markets rise, the Fund could loss money.

•

Leverage Risk:   ETFs, including inverse funds, may also employ leverage such that their returns are more than one times that of their benchmark which will amply losses suffered by the Fund when compared to unleveraged investments.

Performance:   Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.EASfunds.com or by calling 1-877-EAS-0757.

Investment Adviser:  Emerald Asset Advisors, LLC is the Fund's investment Adviser.

Portfolio Managers:  Each of the following persons has served the Fund as a Portfolio Manager since it commenced operations in 2010.

Robert A. Isbitts, Chief Investment Officer

Allan M. Budelman, Managing Partner and Portfolio Manager

Matthew J. MacEachern, Portfolio Manager

Keith D. Stoloff, Research Analyst

Michael N. Kahn, Technical Analyst

G. Todd Silva, Investment Consultant

Purchase and Sale of Fund Shares:   You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website.  The minimum initial and subsequent investment in Class A and Class C shares is $2,500 and $500.  The minimum initial investment in Class I shares is $500,000.  Subsequent investment in Class I shares may be made in any amount.

Tax Information:   Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:   If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

Fund	Investment Objectives
EAS Genesis Fund	The Fund’s investment objective is preservation and growth of capital.
EAS Global Cycle Fund	The Fund's investment objective is long-term growth of capital.

Each Fund’s investment objective(s) is/are a non-fundamental policy and may be changed by the Funds' Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

EAS Genesis Fund

Principal Investment Strategies:  The Adviser’s investment philosophy centers on the preservation and growth of capital through both good and bad markets.  The Adviser believes that for most shareholders, investment success is about protecting capital and growing it over time, not about beating a market index.  As such, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among low correlation, absolute return-driven strategies.

"Low correlation" refers to the extent to which the performance of an investment moves in sync with the broader equity and bond markets.  The goal of the Adviser in managing the Fund's assets is to construct a portfolio of assets that exhibit low correlation with the stock market.  A correlation measure of 1 demonstrates perfect positive correlation; a correlation measure of 0 demonstrates no correlation and a correlation measure of -1 demonstrates a perfect negative correlation.

Many mutual funds are managed according to a "relative return" approach (i.e., – they aim to perform better than their mutual fund category, their mutual fund peers or the general market as a whole).  By contrast, "absolute return" refers to the strategy of seeking positive investment performance regardless of overall or broader market performance.  Absolute return differs from relative return because it is concerned with the return of a particular investment and does not compare it to any other measure or benchmark.

The Fund may use inverse (short) exchange traded funds (“ETFs”) to hedge the Fund and control its net long equity exposure.  In addition to using short ETFs as a hedge, in many situations the strategy is to also profit from their use.  If the Adviser believes that a certain sector, region or index will decrease in value over some period of time, the Fund may buy an inverse ETF on that sector, region or index that will appreciate in value if that market sector, region or index decreases.

The Fund’s investments will be allocated among the Adviser’s three distinct investment sub-strategies:  Hybrid, Concentrated Equity and Global Cycle.  Each strategy invests primarily in mutual funds, including ETFs and other open-end investment companies (“Underlying Funds”) across different investment styles and sectors.  An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser will adjust the asset allocation among each strategy based on its assessment of market conditions and investment opportunities.  There may be times when the allocation among the three strategies is fairly balanced, and others when one strategy is over/under weighted relative to the others.

Each of the Fund’s three investment sub-strategies is managed according to different time horizons and risk/return profiles.  The underlying types of mutual funds and ETFs used in each strategy differ.  As such, they range in their investment style from conservative (Hybrid), moderate (Concentrated Equity) and aggressive (Global Cycle).  In difficult economic times or in a cyclical bear market environment, the Adviser would expect to allocate a heavier weighting to the Hybrid strategy.  This is the type of investment climate where the use of short positions and hedging techniques serve an even greater purpose and allow for greater flexibility to preserve and grow capital.  This also holds true in times of high market volatility.

In periods where some of the market uncertainty has cleared and economic conditions begin to show fundamental signs of recovery in the U.S. (i.e., – a greater outlook for stocks), the Adviser would expect to allocate more heavily to the Concentrated Equity strategy.

In a period of anticipated strong and sustained global economic growth, where opportunities may abound in many sectors, the Adviser may increase the Fund's weighting to the Global Cycle strategy.  This particular strategy pursues investment themes that, in the opinion of the Adviser, will appreciate over a long period of time, and while the Fund's holdings may be adjusted over time, they typically represent core holdings over the long-term.

A general overview of the Fund’s investment sub-strategies is illustrated below:

The Hybrid Strategy is designed to exhibit low volatility and low correlation to the broad markets and to provide an effective absolute return alternative to fixed-income strategies. "Broad Markets" refer generally to the commonly recognized securities exchanges and the indices that track the performance of those exchanges.  Indices commonly used to track these markets include the Standard & Poor’s 500 Index and the Barclays Aggregate Bond Index.  The Hybrid strategy invests primarily in 10 to 20 other investment companies, including hedged mutual funds and ETFs (including short ETFs). "Hedged mutual funds" are those mutual funds that may use a limited amount of leverage, sell securities short, use derivatives and hold cash positions as they deem appropriate to adjust to market cycles.  Given the broader investment flexibility, hedged mutual funds can adjust their net long or short equity exposure much more liberally.

Hedged mutual funds may pursue a variety of specific investment styles or “hedge fund-like strategies” including: Equity Market Neutral; Long/Short Equity; Bond Hedge; Distressed Debt; Convertible Arbitrage; REITs; Merger Arbitrage; Asset Allocation (aka Global Macro) and Commodities strategies. Sample investment styles of the investment companies in which the Hybrid strategy invests, which are discussed in further detail in the section titled “Additional Information About the Hybrid Strategy” below include Asset Allocation; Bond Hedge; Commodities; Convertibles; Dedicated Short; Distressed Debt; Event Arbitrage; High Yield Bonds; Long/Short Equity and Hedged Equity; Market Neutral; and REITs.

The Concentrated Equity Strategy invests in equity mutual funds with a limited number of holdings (typically 30 or fewer) and attempts to lower portfolio volatility by diversifying among a group of managers.  Each manager the Fund utilizes in the Concentrated Equity strategy tends to favor a distinct investment discipline.  In other words, these managers specialize and invest in a particular area of the equity market.  For example, one manager may focus on domestic large cap stocks while another manager may focus on domestic small cap stocks, and yet another manager may focus on international mid-cap stocks.  The desired result is a well-diversified pool of managers who carry little (if any) overlap among the underlying investments that they hold in their respective funds.  Because of their distinct styles, that level of diversification generally serves to lower the volatility in the Fund.

The Concentrated Equity strategy invests primarily in 5 to 10 other investment companies.  Sample investment styles of the investment companies in which the Concentrated Equity strategy invests include contrarian value, high return-on-investment (“ROI”) growth, sector rotation, and multi-cap investing.  The Concentrated Equity strategy may also buy short-index securities as a hedge during periods of high market risk, as perceived by the Adviser.  “High market risk” is defined as periods of high market volatility accompanied by generally falling securities prices.  These periods tend to occur during difficult geopolitical and economic times that pose significant challenges in the investment climate.

The Global Cycle Strategy seeks to capitalize on long-term global themes identified by the Adviser’s research team.  These themes are potentially available in every part of the investable world.  The purpose of the Global Cycle Strategy is to identify investment opportunities which, in the opinion of the Adviser's research team, are in the midst of a long, positive business cycle. Some of these themes will take place, in the opinion of the Adviser, over many years, even decades. Others may start and finish in periods as short as three years. This strategy often involves investing in areas of the markets that exhibit high short-term volatility in their returns.

While the themes are expected to occur over many years, the Adviser does recognize that, given their potential volatility, it may be helpful to increase or decrease the Fund’s position in a particular theme over time, based on market conditions. The Adviser also allows for the inclusion of securities whose expected performance will run counter to a particular segment of the market (e.g. securities that short small cap stocks, international stocks, etc.). By doing this, the Adviser attempts to reduce the volatility of the overall portfolio during certain periods of time.

The Global Cycle strategy invests primarily in 10 to 15 other investment companies.  Sample investment styles in which the Global Cycle strategy invests include India equity, China equity, alternative energy and global infrastructure.  The Global Cycle strategy may also buy short-index securities as a hedge during periods of high market risk, as perceived by the Adviser.

By combining the three distinct sub-strategies in the Fund, including the tactical use of both long and short ETFs, the Adviser pursues a flexible, adaptive and opportunistic asset allocation program designed with meaningful diversification.  The Fund aims to isolate and extract the key benefits that may be found, but not necessarily exclusively, in hedge fund investing (absolute return, low market correlation, low volatility, hedging capability, etc.) by selectively using mutual funds, including ETFs, and incorporating them into a mutual fund investment vehicle.  This structure serves to eliminate the common challenges associated with hedge fund investing, such as lock-up periods, illiquidity, lack of transparency, high costs, high initial investment requirements, excessive leverage, limited regulation, incentive fees and relative tax inefficiency. The uniqueness of the Adviser's investment approach is to produce the benefits that investors may often associate with hedge funds but to do so without actually using hedge funds.

Additional Information About the Hybrid Strategy

Through the Adviser’s implementation of the Hybrid Strategy, the Fund invests in Underlying Funds which employ an array of hedge fund-like strategies.  These include Bond Hedge; Commodities; Convertibles; Dedicated Short; Distressed Debt; Event Arbitrage; Global Macro; High Yield Bonds; Long/Short Equity and Hedged Equity; Market Neutral; and REITs.   Definitions for these investment styles are as follows:

Asset Allocation - In these funds, managers carry long and short positions in any of the world's major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and/or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments.

Bond Hedge - Funds that short bonds. As interest rates rise, the Adviser believes that bond prices will fall and these funds could appreciate in value.

Commodities - Funds that use derivatives or stocks to gain exposure to the performance of a basket of commodities such as energy, metals and grains.

Convertibles - Funds that invest in bonds and preferred stock issues that are convertible into the stock of the same issuer if the stock reaches certain price level.  The convertible therefore has stock and bond features. It is expected to increase in price as the issuer’s stock rises, while the bond structure of the convertible may limit its losses when the stock’s price falls.

Dedicated Short – Funds that aim to maintain net short exposure. These managers take short positions in mostly equities and derivatives.

Distressed Debt – Funds that invest in the debt, equity or trade claims of companies in financial distress and generally bankruptcy. The securities of companies in need of legal action or restructuring to revive financial stability typically trade at substantial discounts to par value and thereby attract investments when investors perceive a turn-around will materialize.

Event Arbitrage – Specialists who invest simultaneously in long and short positions in both companies involved in a merger or acquisition. Risk arbitrageurs are typically long the stock of the company being acquired and short the stock of the acquirer. The principal risk is deal risk, should the deal fail to close.

High Yield Bonds - Often called junk bonds, this subset refers to investing in low-graded fixed-income securities of companies that show significant upside potential. Managers generally buy and hold high yield debt.

Long/Short Equity and Hedged Equity - This directional strategy involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. In the Hybrid Strategy, the Adviser separates this category into long-short and “hedged equity.” The difference is the degree to which they short. A long-short fund typically shorts more than a hedged equity fund.

Market Neutral - This investment strategy is designed to exploit equity market inefficiencies and usually involves being simultaneously long and short matched equity portfolios of the same size. Well-designed portfolios typically control for industry, sector, market capitalization, and other exposures.

REITs - Funds that invest in publicly-traded Real Estate Investment Trusts, which are real estate companies that trade on the stock exchanges.

Exchange Traded Funds (ETFs)

The Fund may invest in securities commonly referred to as “exchange traded funds” or “ETFs,” whose shares are listed and traded on U.S. stock exchanges.  Some ETFs attempt to track the returns of the relevant index by investing in accordance with the market capitalization of each security in the index, while others invest equal amounts in each security without regard to market capitalization.

ETFs combine the advantages of stocks with those of index funds.  ETFs are designed to closely follow the index they track. ETF fund managers may replicate the index in its entirety by owning every security or instrument in the index according to its set weighting, or in some cases they may “optimize” (replicate the index as closely as possible without having to own each security).

ETFs can be classified under one of the following structures: open-end index fund, unit investment trust (UIT) and grantor trusts. Unlike closed-end funds, ETFs have the capability to continuously offer shares through a unique creation and redemption process, which means that the number of outstanding shares may be increased or decreased on a daily basis as necessary to reflect demand. ETFs have the capability to avoid trading at large premiums and discounts to their Net Asset Values. Open-end index funds and UITs are registered under the Investment Company Act of 1940. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders (such as the Fund) will pay their proportionate share of these expenses.

ETFs that attempt to track a particular index will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ and underlying funds’ abilities to track their applicable indices.  The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by other mutual funds may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. ETFs that the Fund intends to purchase will be either no-load or sales load waived.

EAS Global Cycle Fund

Principal Investment Strategies: The Fund's investment Adviser, Emerald Asset Advisors, LLC, seeks to achieve the Fund's investment objective by investing primarily in open-end investment companies (mutual funds) and exchange-traded funds ("ETFs") that each invest primarily in common stocks.  Collectively, mutual funds and ETFs are referred to as "Underlying Funds."  Underlying Funds may employ leverage and/or an inverse structure.  Inverse securities are designed to produce returns opposite to the securities index to which they are linked.  The Fund will invest without restriction as to capitalization, sector, country or currency.  Under normal market conditions, the Fund invests at least 40% of its assets in non-U.S. companies in at least three foreign countries, either directly or through Underlying Funds.  The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S.

The Adviser employs a proprietary "Global Cycle Strategy" that is theme-driven, equity-focused and takes a long-term view of the global economy and financial markets.  The purpose of the Global Cycle Strategy is to identify investment themes that, in the opinion of the Adviser's research team, are in the midst of a long, positive business cycle.  These themes are potentially available in every part of the investable world. Some of these investment themes are secular, meaning they may develop over many years or even decades, in the opinion of the Adviser.  Other investment themes may start and finish in periods as short as three years.  Sample investment themes in which the Global Cycle strategy invests include India equity, China equity, alternative energy and global infrastructure.

The Global Cycle Strategy invests primarily in 5 to 25 Underlying Funds which each represent a distinct theme.  This strategy often involves investing in areas of the markets that exhibit high short-term volatility in their returns.  In view of this, and given the Adviser's general hedged approach to investing, the Global Cycle strategy may also buy inverse securities as a hedge during periods of high market risk, as perceived by the Adviser.

The Adviser follows no strict policies regarding industry diversification but as a general rule, it is unlikely that any single theme would account for more than 30% of the Fund.

Investment Process

For each sub-strategy, the Adviser utilizes top-down and bottom-up fundamental, quantitative and technical analyses.  These analytical components are summarized as follows:

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Top-Down :  Assess the global investment climate for the identification and selection of attractive themes that are in the midst of a long, positive business cycle.

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Bottom-Up :  Perform ongoing due diligence on the universe of Underlying Funds that embody the specific investment themes chosen.

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Quantitative :  Evaluate of all relevant specific Underlying Fund factors such as historical volatility analysis, turnover, expense ratio and imbedded unrealized capital gains.

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Technical :  Once the other screening methods have been completed, the Adviser conducts charting analysis to analyze specific market conditions and determine the best entry and exit points for an Underlying Fund.

The Adviser’s multi-dimensional investment process is illustrated as follows:

By employing a complete top-down and bottom-up fundamental evaluation followed by careful quantitative and technical analysis, the Adviser applies an integrated, multi-dimensional approach in the investment process for the Fund.  This covers all stages of portfolio construction, including forming strategic allocation, identifying new potential investments within the allocation parameters and determining whether such investments meet the Adviser's detailed analytical process described above.

The goal of the Adviser is to construct a diversified portfolio of global themes that are actively managed by seasoned fund managers who have a competitive edge and unique level of expertise in their area of focus. The process begins by identifying global themes that are in the midst of a long, positive business cycle.  The Adviser looks for those themes that seem to offer a favorable risk-reward scenario. It then identifies and selects an active fund manager (and/or an ETF) who it believes best represents that theme. Quantitative analysis is applied to help determine fund weightings and technical analysis is used to assist in determining buy and sell points.

Since some of these themes are in their early years of business development, there is potential for a considerable degree of volatility.  Thus, the Adviser actively manages the portfolio and may increase or decrease its exposure to any given theme based on market conditions.  The Adviser may also use inverse securities to hedge the portfolio and reduce potential volatility during periods of high perceived market risk.

In addition to the shorting aspect of the Adviser's risk management discipline, it follows other guidelines to enhance diversification and reduce fund volatility.  For example, the Fund does not invest more than 25% of its assets in one Underlying Fund.  The Fund does not invest more than 30% of its assets in any one sub-theme of the Global Cycle Strategy except for short equity or inverse securities, either of which may represent up to 35% of the Fund's assets for hedging, not speculative, purposes.  In total, for hedging purposes, short equity positions plus inverse securities may represent up to 50% of the Fund's assets.

Principal Investment Risks:  The following describes the risks each Fund may bear indirectly through investments in Underlying Funds as well as directly through investment in other securities.

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Management Risk:   The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Adviser's allocation of the Fund's assets using its Global Cycle Strategy.  The Adviser's objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's investment strategy will produce the desired results.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

The following risks only apply to the EAS Genesis Fund:

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Credit Risk: The Fund may invest in Underlying Funds which contain fixed income securities. Issuers of fixed-income securities may default on interest and principal payments due to Underlying Funds. Generally, securities with lower debt ratings have speculative characteristics and carry greater risk that the issuer may default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) have speculative characteristics.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

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Distressed Securities Risk: Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies.  Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long. Some relative value trades are possible, selling short one class of a distressed company’s capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized, and the legal and other monitoring costs that are involved in protecting the value of the Underlying Funds’ claims.

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Emerging Markets Risk: In addition to the risks generally associated with investing in Underlying Funds that invest in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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ETF Risks: ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund that invests in ETFs will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to a Fund’s direct fees and expenses. Finally, because the value of ETF shares depend on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting that Fund’s performance.

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Foreign Risk:  To the extent the Fund invests in Underlying Funds that invest in foreign securities, the Fund could be subject to greater risks because that Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect that Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and other information and potential difficulties in enforcing contractual obligations.  As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.•

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Interest Rate Risk: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

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Lower-Rated Securities: The Fund may invest in Underlying Funds which contain securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, that generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and the Underlying Fund could lose its entire investment.

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Portfolio Turnover Risk: The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs, and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

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Smaller Capitalization Securities Risk:  Investments in Underlying Funds that invest in smaller capitalization companies and direct investments in individual smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

The following risks only apply to EAS Global Cycle Fund:

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Foreign Currency Risk:  Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

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Limited History of Operations:  The Fund is a new mutual fund and has a limited history of operation.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its track record of managing a mutual fund and the adviser may not achieve its intended result in managing the Fund.

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Small and Medium Capitalization Stock Risk:  The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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Underlying Funds Risk:   The Fund invests in ETFs, mutual funds and closed-end investment companies.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses. When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Fund, or an Underlying Fund in which the Fund invests, does not go down as the Adviser expects.  Additional risks of investing in ETFs, mutual funds and closed-end investment companies, where noted, are described below:

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ETF Tracking Risk:  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

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Expense Risk :  The Fund invests in Underlying Funds.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETF, mutual fund and closed-end investment company shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.

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Inverse Correlation Risk:  Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund's benchmark increases in value; a result that is the opposite from traditional mutual funds.  Successful use of inverse funds requires that the Adviser correctly predict short term market movements.  If the Fund invests in an inverse fund and markets rise, the Fund could loss money.  Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

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Leveraging Risk: The use of leverage by the Underlying Funds, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Underlying Fund's gains or losses. During periods in which an Underlying Fund is utilizing financial leverage, the fees which are payable to its Adviser as a percentage of the Underlying Fund's assets may be higher than if the Underlying Fund did not use leverage, because the fees are calculated as a percentage of the Underlying Fund's assets, including those purchased with leveraging.

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Management Risk:  When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

•

Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trades at a premium or discount to net asset value.

•

Mutual Fund Risk:   The strategy of investing in Underlying Funds that are mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. The Fund intends to purchase mutual funds that are either no-load or waive the sales load for purchases made by the Fund.  The Fund will not purchase mutual funds that charge a sales load upon redemption, but the Fund may purchase mutual funds that have an early redemption fee similar to the Fund's.  In the event that a mutual fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund.  Mutual funds whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the mutual fund's outstanding shares during any period of less than 30 days. Shares held by the Fund in excess of 1% of a mutual fund's outstanding shares therefore, may be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.  When the Fund focuses its investments in certain mutual funds, the Fund's portfolio will have a risk profile for such investments that will correspond to that of such mutual funds and Management Risk, described above, increases proportionately.

•

Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Funds is in a defensive position, it may not achieve its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees.  The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:   A description of each Fund's policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.  The Funds’ may, from time to time, make available month-end portfolio holdings information on the website www.EASfunds.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 45 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-EAS-0757.

MANAGEMENT

Investment Adviser:  Emerald Asset Advisors, LLC (“Adviser” or “Emerald”), located at 2843 Executive Park Drive, Weston, Florida 33331, serves as investment Adviser to each Fund.  Subject to the authority of the Board of Trustees, Emerald is responsible for the overall management of each Fund’s business affairs.  Emerald is responsible for selecting each Fund’s investments according to its investment objective, polices, and restrictions.  Emerald was established in 1998 and serves primarily individual investors, financial advisers and registered investment companies.  As of the date of this prospectus, Emerald manages approximately $256 million.

Pursuant to the Investment Advisory Agreement, the Funds pay Emerald, on a monthly basis, an annual advisory fee of 1.00% of the EAS Genesis Fund’s average daily net assets, and 0.75% of the EAS Global Cycle Fund’s average daily net assets.  For the fiscal period ended April 30, 2010, the EAS Genesis Fund paid an investment advisory fee to the Adviser at an annual rate of 1.08% of the average daily net assets of the Fund.  As of the date of this prospectus, the EAS Global Cycle Fund has not commenced operations.  A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Funds’ report to shareholders dated October 31, 2008.

Emerald has contractually agreed to reduce its fees and to reimburse expenses, at least until August 30, 2011, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation) will not exceed 1.95% for Class A Shares, 2.70% for Class C Shares and 1.70% for Class I Shares of each Fund’s average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance.

Portfolio Managers:  Robert A. Isbitts, Allan M. Budelman, Matthew J. MacEachern, Keith D. Stoloff, Michael N. Kahn and G. Todd Silva are primarily responsible for the day-to-day management of the Funds.  Emerald’s macro level, top-down investment process is led by its Chief Investment Officer (“CIO”), Mr. Isbitts.  As CIO, Mr. Isbitts forms the strategic allocation and weightings for each investment strategy.  The other members of the investment team assist in this process and then operate according to the broader parameters, which are set forth by Mr. Isbitts, in their research efforts.

Robert A. Isbitts

Chief Investment Officer

Mr. Isbitts co-founded the Adviser in 1998.  Mr. Isbitts chairs the Adviser's Investment Committee and is the creator of the Adviser's internally-managed portfolio styles.  He has an extensive background in the investment management industry that spans over 20 years. Mr. Isbitts has published more than 100 investment articles, commentaries and newsletters, many of which has been highlighted in several national publications including Wealth Manager , Registered Rep , Financial Planning , and Investment News ..  In 2006, Mr. Isbitts' years of research and commentary culminated in the writing of his first book, Wall Street's Bull and How to Bear It ..  His second book, The Flexible Investing Playbook, is to be published by John Wiley and Sons in mid-2010.  Mr. Isbitts is a graduate of SUNY Albany (BS-Finance,1986) and earned an MBA at Rutgers University in 1994.  He also earned the designation of Certified Fund Specialist (CFS) in 1997.

Allan M. Budelman

Managing Partner and Portfolio Manager

Mr. Budelman joined the Adviser shortly after its formation in 1998 and has over 15 years experience in the investment industry, serving the investment needs of both high net worth individuals and large institutions.  Mr. Budelman’s prior experience includes positions held at JP Morgan, Banker’s Trust and Chase Manhattan Bank.

Matthew J. MacEachern

Portfolio Manager

Mr. MacEachern joined the Adviser in 2004 and has over 15 years experience working in the financial services industry.  Prior to joining the Adviser, Mr. MacEachern worked as a Senior Financial Planning Consultant with Fidelity’s Private Client Group for six years.  During this time he was also a Financial Advisor with “Strategic Advisors,” a wholly owned subsidiary of Fidelity Investments which managed over $27 billion for discretionary accounts.

Keith D. Stoloff

Research Analyst

Mr. Stoloff joined the Adviser in 2007 and has over 19 years experience working in the financial services industry.  Mr. Stoloff also operates his own investment advisory business (Stoloff Investment Advisory Services) for wealthy families and high net worth individuals.  In this capacity, he designs customized investment strategies and holistic wealth management solutions for selected clients.  Prior to forming his own investment advisory business in March 2006, Mr. Stoloff held numerous portfolio management and financial consulting roles at several institutions including Raymond James Associates, from January 2003 to December 2005, and prior to that, Great Western Financial Securities and Citicorp Investments.  Mr. Stoloff also holds professional designations, including:  Certified Investment Management Analyst (CIMA), Certified Investment Management Consultant (CIMC), Accredited Wealth Management Advisor (AWMA), Accredited Asset Management Specialist (AAMS), Chartered Mutual Fund Counselor (CMFC) and Chartered Retirement Plan Counselor (CRPC).

Michael N. Kahn

Technical Analyst

Mr. Kahn joined the Adviser in 2008 and specializes in inter-market analysis, including the technical analysis of securities evaluated for the Funds.  Prior to joining the Adviser, Mr. Kahn was and still is a columnist for Barron's online and editor of the Quick Takes Pro newsletter, both since 2001.  Mr. Kahn has been working with charts and technical analysis since 1986 and currently writes the twice-weekly "Getting Technical" column for Barron's Online and edits the daily Quick Takes Pro market letter.  He was formerly the Chief Technical Analyst for BridgeNews and a regular spokesman on such financial programs as PBS' Nightly Business Report, Yahoo Finance Vision and WebFN.  He has written three books on technical analysis, most recently The Beginner's Guide to Charting Financial Markets .. He has also appeared frequently as an instructor on online schools such as www.BloombergUniversity.com and live seminars such as the Money Show. Mr. Kahn is active in the Market Technicians Association, having served as Director and chairing both the newsletter and marketing committees. He has also earned the designation of Chartered Marketed Technician (CMT).

G. Todd Silva

Investment Consultant

Mr. Silva began working with Emerald in 2010 and serves on the firm’s Investment Committee as an Investment Consultant.  He has nearly 20 years of investment management experience in areas including financial analysis, valuation, research/diligence and corporate actions, such as mergers, acquisitions, divestitures, spin-offs and balance sheet recapitalizations.  Mr. Silva co-founded Candlewood Capital Management in 2000 and co-managed the Candlewood Funds, long-short equity funds with peak assets of $1 billion.  He was also previously a Portfolio Manager for several large institutional fund management companies, including John A. Levin & Co., Jennison Associates and Scudder Investments, and served as an analyst covering a diverse array of industries.  More recently, Mr. Silva worked for a multi-strategy hedge fund-of-funds management firm, and has consulted for private companies and for the Office of the State Attorney (Florida) Economic Crime Unit.  Mr. Silva received his BS in Economics and Finance from Lehigh University and his MBA from Columbia Business School, where he later served as a guest lecturer and adjunct professor of finance.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Prior Performance Information:   The Adviser is responsible for managing private separate accounts for clients, a portion of which are invested in the "Global Cycle Strategy."  This strategy employs the same features of the Fund’s principal investment strategy, including investment in Underlying Funds using the Adviser's investment principles.  Consequently, this "Global Cycle Strategy" is substantially similar to the strategy employed by the Fund.  Mr. Isbitts and his team have full discretionary authority over the selection of investments for those Global Cycle Strategy private accounts, and intend to use substantially the same goals and style of investment management in managing the Fund.  The EAS Global Cycle Fund will have substantially the same investment objective, policies and strategies as the Global Cycle Strategy private accounts.

The information for the Global Cycle Strategy private accounts, which includes all substantially similar private accounts, is provided to show the past performance of those accounts as measured against the specified benchmark index.  The performance of the Global Cycle Strategy private accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Global Cycle Strategy private accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, in brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things.  In addition, the Global Cycle Strategy private accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Global Cycle Strategy private accounts during the periods shown.  Performance of the Fund for future periods will definitely vary, and some months and some quarters may result in negative performance; indeed, some future years may have negative performance.

The Adviser provided the information that was used to calculate the performance information shown below. The Global Cycle Strategy private accounts' returns shown include realized and unrealized gains plus income, including accrued income.  These returns have been adjusted to reflect the estimated expenses of the Class A shares of the EAS Global Cycle Fund, including 12b-1 fees, in place of the fees charged for the Global Cycle Strategy private separate accounts.  Adjusted performance information of the Class C shares of the Fund, which bear a higher 12b-1 fee, would reflect lower annual returns.  Adjusted performance information of the Class I shares of the Fund, which bear no 12b-1 fees, would reflect higher annual returns. The performance is shown both gross and net of the maximum sales load of 5.50% which is the maximum sales load for Class A shares of the EAS Global Cycle Fund and estimated operating expenses of 2.70% (which includes the expenses incurred within Underlying Funds, such as mutual funds and ETFs) for the first fiscal year of operations of Class A shares of the Fund. Results include the reinvestment of dividends and capital gains.  Performance is also shown with estimated operating expenses of 3.45% and 2.45% for the first fiscal year of operations of Class C and Class I shares of the Fund, respectively.  Returns from cash and cash equivalents in the Global Cycle Strategy private accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The Global Cycle Strategy private accounts were valued on a monthly basis.

Global Cycle Strategy Private Accounts

Average Annual Total Returns

For the periods ended June 30, 2010

	1 Year	3 Years	Since Inception October 1, 2005
Global Cycle Strategy Private Accounts[1] – Class A (including estimated expenses and sales load)	7.44%	(1.57)%	3.33%
Global Cycle Strategy Private Accounts – Class A (including estimated expenses, but excluding sales load)	13.85%	0.30%	4.54%
Global Cycle Strategy Private Accounts – Class C (including estimated expenses)	13.10%	(0.45)%	3.78%
Global Cycle Strategy Private Accounts – Class I (including estimated expenses)	14.10%	0.55%	4.80%
MSCI World Index-Net[2]	10.43%	(10.69)%	1.16%
Standard & Poor’s 500 Total Return Index[3]	14.44%	(9.81)%	(1.57)%

1 As of June 30, 2010, the Global Cycle Strategy Private Accounts totaled $8.9 million.

2 The MSCI World Index-Net is an unmanaged index consisting of consisting of a wide selection of stocks traded in over 20 developed countries. It is weighted for market capitalization, and is considered to be representative of the global equity market.  The index is composed of securities similar to those held by the Global Cycle Strategy Private Accounts.  Unlike a mutual fund, it does not reflect any trading costs or management fees.

3 Standard & Poor’s 500 Total Return Index is an unmanaged index consisting of 500 stocks chosen for their market size, liquidity and industry group representation, and is considered to be representative of the U.S. equity market.  Unlike a mutual fund, it does not reflect any trading costs or management fees.

HOW SHARES ARE PRICED

Shares of each Fund are sold at net asset value (“NAV”).  The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.   The NAV is determined by dividing the value of the Funds’ securities, cash and other assets, minus all expenses and liabilities, by the total number of shares outstanding.  The NAV takes into account the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all requests for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds.  Because the Funds may invest in Underlying Funds which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Underlying Funds do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Funds, the Adviser values foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occurs after the close of trading on a foreign market but before the Funds prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Funds calculate its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAV by short term traders. The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies that are registered under 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which each Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:   Each Fund offers three classes of shares: Class A, Class C and Class I, so that you can choose the class that best meets your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Funds represents interest in the same portfolio of investments within the Funds.  Each Fund reserves the right to waive sales charges.

Class A Shares: Class A shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one class of a Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	None	None	See Below

The Fund’s Adviser may pay authorized broker-dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.  The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Funds’ Class A shares will not pay any initial sales charge on the purchase.  However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in a Fund;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Funds’ Adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Funds’ Adviser; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment Adviser or financial institution) that has a special arrangement with a Fund.

Right of Accumulation:  For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any EAS Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds’ distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude a Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because each Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:

Class C shares of each Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of a Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment in the Class C shares is $2,500 and the minimum subsequent investment is $500.

Class I Shares:  Class I Shares are sold without any initial sales charge or contingent sales charge to the following:

1)

Accounts for which the Adviser or any of its affiliates act as fiduciary, agent, investment Adviser or custodian and clients of the Adviser’s affiliates.

2)

Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with a minimum initial investment of $500,000 that have received authorization from the Distributor.

3)

Advisory clients of a registered investment Adviser with a fee-based asset management account.

4)

Any accounts established on behalf of registered investment Advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Adviser.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the “Fees and Expenses” section of this Prospectus. You also may wish to consult with your financial Adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Funds by sending a completed application form to the following address:

Regular/Express/Overnight Mail
EAS Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation, to ensure that the information supplied is correct.

Purchase through Brokers:  You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Funds, please call the Funds at 1-877-EAS-0757 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds

Automatic Investment Plan:  You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account.  Please contact the Funds at 1-877-EAS-0757 for more information about the Funds’ Automatic Investment Plan.

Minimum and Additional Investment Amounts:  The minimum initial investment in the Class A and Class C is $2,500 for regular accounts and the minimum subsequent investment is $500. The minimum initial investment for all Class I account types is $500,000. Subsequent investment in Class I shares may be made in any amount.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.  You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading.

The Funds, however, reserve the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the appropriate Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after the Funds receives your application or request in good order.  All requests received in good order by the Funds before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

  the name of the Fund

  the dollar amount of shares to be purchased

  a completed purchase application or investment stub

  check payable to the appropriate Fund

Retirement Plans:  You may purchase shares of the Funds for your individual retirement plans.  Please call the Funds at 1-877-EAS-0757 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  All shares are redeemed at the NAV per share (less any applicable sales charge) next determined after the Fund received your request. You will be entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
EAS Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-EAS-0757.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds and/or GFS will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker:  If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer, but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-877-EAS-0757.

Redemptions in Kind:  The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is greater than $250,000 or 1% of the Funds’ assets. The securities will be chosen by the Funds and valued at the respective Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption will not be processed until the check for your purchase has cleared (usually within 10 days of the purchase date).

Good Order:  Your written redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

o

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

o

The request must identify your account number;

o

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

o

If you request that the redemption proceeds to be sent to an address other than that of record, be paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee:  The Funds will deduct a 2.00% redemption fee on your redemption amount if you sell your shares within 30 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 2.00% fee.  Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•

redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

•

other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser’s Chief Compliance Officer.

When You Need Medallion Signature Guarantees:  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

o

you wish to change the bank or brokerage account that you have designated on your account;

o

you request a redemption to be made payable to a person not on record with the Funds;

o

you request that a redemption be mailed to an address other than that on record with the Funds;

o

the proceeds of a requested redemption exceed $100,000;

o

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

o

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $2,500, the Funds may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice, your account could be closed.  After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,500 due to a decline in NAV.

Redemptions Through www.EASfunds.com: You may redeem your shares through the Funds’ website www.EASfunds.com. Shares from an account in any of the Fund’s tax sheltered retirement plans cannot be redeemed through the Funds’ website. For complete information regarding Internet transactions, please see the following section entitled “Transactions Through www.EASfunds.com.”

Transactions Through www.EASfunds.com: You may purchase Fund shares and redeem Fund shares through the Funds’ website www.EASfunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user's agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. The Funds impose a limit of $100,000 on purchase and redemption transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While each Fund and its service providers have established certain security procedures, the Funds, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Exchanging Fund Shares:  Shares of the EAS Global Cycle Fund may be exchanged without payment of any exchange fee or charges for shares of the EAS Genesis Fund of the same Class at their respective net asset values.  You may exchanges shares by submitting a written request for redemption to:

Regular/Express/Overnight Mail

EAS Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You also may exchange shares by calling 1-877-EAS-0757.  The Funds’ transfer agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Funds’ distributor and the Funds’ transfer agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Limitations on Exchanges:  The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and its shareholders. Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as "market timers."  Market timers are investors who repeatedly make exchanges within a short period of time.  The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or its shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the respective Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of a Fund’s shares. You should consult your tax adviser to determine the tax consequences of owning Fund shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds may harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other potentially disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests;

•

Reject purchase requests from certain investors; and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries and it may be difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy.  However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent known to the financial intermediary, to the Funds upon request.  If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Funds have adopted Distribution Plans (“12b-1 Plans”) for each share class, pursuant to which the Funds pay the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Funds’ average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Funds’ average daily net assets on their Class C shares.  Up to 0.25% of average daily net assets may be paid directly to the Adviser for account maintenance support services. The fee is treated by the Funds as an expense in the year it is accrued. A portion of the fee payable pursuant to the Class C Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Funds’ distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of each Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The distributor, its affiliates, and the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Funds shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-EAS-0757 on days the Funds are open for business or contact your financial institution.  The Funds will begin sending you individual copies thirty days after receiving your request.

Financial Highlights

The financial highlights table is intended to help you understand the EAS Genesis Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the EAS Genesis Fund has been derived from the financial statements audited by Tait, Weller & Baker, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s April 30, 2010 annual report, which is available upon request. Because the EAS Global Cycle Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

EAS Genesis Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A				Class C				Class I
	For the Year Ended April 30, 2010		For the Period Ended April 30, 2009 (1)		For the Year Ended April 30, 2010		For the Period Ended April 30, 2009 (1)		For the Year Ended April 30, 2010		For the Period Ended April 30, 2009 (1)
Net asset value, beginning of year	$ 8.73		$ 10.00		$ 8.72		$ 10.00		$ 8.74		$ 10.00
Activity from investment operations:
Net investment income (loss)(2)	(0.07)		(0.06)		(0.14)		(0.09)		(0.05)		0.04
Net realized and unrealized (loss)
on investments	1.11		(1.15)		1.11		(1.14)		1.11		(1.24)
Total from investment operations	1.04		(1.21)		0.97		(1.23)		1.06		(1.20)

Paid-in-capital from redemption fees(3)	-		-		-		-		-		-

Less distributions from:
Net investment income	-		(0.03)		-		(0.02)		-		(0.03)
Excess of net investment income	-		(0.03)		-		(0.03)		-		(0.03)
Total distributions	-		(0.06)		-		(0.05)		-		(0.06)

Net asset value, end of year	$ 9.77		$ 8.73		$ 9.69		$ 8.72		$ 9.80		$ 8.74

Total return(4)	11.91%		(12.13)%	(5)	11.12%		(12.33)%	(5)	12.13%		(12.01)%	(5)

Net assets, end of year (000s)	$ 36,118		$ 13,903		$ 1,717		$ 386		$ 73,076		$ 43,510

Ratio of gross expenses to average
net assets(6)	1.63%		2.34%	(7)	2.38%		3.09%	(7)	1.38%		2.09%	(7)
Ratio of net expenses to average
net assets(6)	1.72%	(8)	1.95%	(7)	2.44%	(8)	2.70%	(7)	1.47%	(8)	1.70%	(7)
Ratio of net investment income (loss)
to average net assets(6,9)	(0.74)%		(0.90)%	(7)	(1.46)%		(1.47)%	(7)	(0.50)%		0.70%	(7)

Portfolio Turnover Rate	144%		387%	(5)	144%		387%		144%		387%	(7)

(1)	The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5)	Not annualized
(6)

The ratios of expenses and net investment (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(7)	Annualized
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.
(9)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties

EAS FUNDS

Adviser	Emerald Asset Advisors, LLC 2843 Executive Park Drive Weston, Florida 33331
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197
Independent Registered Public Accounting Firm	Tait, Weller & Baker, LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated September 1, 2010 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-EAS-0757 or visit the Fund’s website at www.EASfunds.com. You may also write to:

EAS Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

EAS Funds • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-EAS-0757